Consolidated Statement of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Revenue	$ (1,085)	$ (467)	$ 0
Research and development expenses	9,650	14,271	7,629
General and administrative expenses	3,799	3,078	3,246
Total operating loss	12,364	16,882	10,875
Financial income, net	(65)	(35)	(253)
Loss before income taxes	12,299	16,847	10,622
Income taxes	0	106	0
Net loss	$ 12,299	$ 16,953	$ 10,622
Basic and diluted net loss per share from continuing operations (in dollars per share)	$ 0.98	$ 1.49	$ 0.96
Weighted-average number of shares outstanding used in computing basic and diluted net loss per share (in shares)	12,487,349	11,374,653	11,100,453